WALTHAUSEN SMALL CAP VALUE FUND

TICKER WSCVX February 24, 2016

SUPPLEMENT TO PROSPECTUSES DATED JUNE 1, 2015

The Board of Trustees of Walthausen Funds (the “Trust”) has approved the re-opening of the Walthausen Small Cap Value Fund (the “Fund”), a series of the Trust, to new investors and new accounts effective on or about March 1, 2016. In connection with this action, the following changes are hereby made to the Fund’s Prospectus:

The sentence “The Fund is closed to new investors. See “Investing in the Fund” on page 8 for additional details.” is deleted on page 4 and page 8 of the prospectus.

The section under the heading “Investing in the Fund” is deleted on page 8 of the prospectus and replaced with the following:

You may purchase shares directly through the Fund’s transfer agent or through a brokerage firm or other financial institution that has agreed to sell the Fund’s shares. If you are investing directly in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application (To establish an IRA, complete an IRA Application). To request an application, call toll-free 1-888-925-8428.

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Please retain this supplement with your Prospectus for future reference. You may obtain more information about the Fund at www.walthausenfunds.com or by calling toll-free 1-888-925-8428.